                                                                EXHIBIT 10.10

                               AMENDMENT NO. 1 TO
                         REGISTRATION RIGHTS AGREEMENT

                               September 20, 1995



To each of the Purchasers named in
Schedule I to the Series B Convertible
Preferred Stock Purchase Agreement
dated September 20, 1995 (the "Purchasers")

Ladies and Gentlemen:

         On May 9,1995 Neon Software, Inc., an Illinois corporation (the "Company"), and the purchasers listed on Schedule I to a Series A Convertible Preferred Stock Purchase Agreement of even date therewith entered into a Registration Rights Agreement (the "Agreement") of even date therewith. The parties to the Agreement now wish to amend the Agreement to extend the rights and benefits thereof to holders of Series B Convertible Preferred Stock, no par value, of the Company (the "Series B Stock") issued pursuant to a Series B Convertible Preferred Stock Purchase Agreement of even date herewith (the "Series B Agreement") by and among the Company and the Purchasers and to make certain other changes as hereinafter set forth. In consideration of and pursuant to the foregoing, the Company covenants and agrees with each of you that the Agreement is hereby amended as follows:

         All of the shares of Series B Stock purchased pursuant to the Series B Agreement shall be "Preferred Shares" for all purposes and to the same extent as if they were originally included as "Preferred Shares" under the Agreement, and all references in the Agreement to the "Preferred Stock" and the "Purchase Agreement" shall include such Series B Stock and the Series B Agreement, respectively.

         This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         Please indicate your acceptance of the foregoing by signing and returning the enclosed counterpart of this letter, whereupon this Agreement shall be a binding agreement between the Company and you.

                                     Very truly yours,

                                     NEON SOFTWARE, INC.


                                     By:
                                         -------------------------------------
                                     Title:
                                            ----------------------------------

         AGREED TO AND ACCEPTED as of the date first above written.


                                     ARCH VENTURE FUND II, L.P.,
                                     a Delaware limited partnership

                                     By: ARCH VENTURE PARTNERS, L.P.,
                                     a Delaware limited partnership,
                                     its General partner

                                             By: ARCH Venture Corporation,
                                             an Illinois corporation,
                                             its General Partner


                                             By:
                                                 -----------------------------
                                                      Managing Director


                                     -----------------------------------------
                                     George F. Adam, Jr.


                                     VENROCK ASSOCIATES

                                     By:
                                         -------------------------------------
                                             General Partner

                                     VENROCK ASSOCIATES II, L.P.

                                     By:
                                         -------------------------------------
                                             General Partner


                                     -----------------------------------------
                                     Terence J. Garnett








                                     -3-